EXHIBIT 99.1
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                                  RESIGNATION



     I, Steven A. Horowitz, hereby resign my position as a director of CDKNet.Com, Inc. effective as of 5:31 p.m. on October 11, 2004. This resignation is solely to pursue other business opportunities.


                                         /s/ Steven A. Horowitz
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                                         Steven A. Horowitz